                 SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549


                          F O R M  8-K


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 1, 1997
                                                 -----------------


               BANKERS TRUST NEW YORK CORPORATION
-------------------------------------------------------
(Exact name of registrant as specified in its charter)



                            NEW YORK
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      (State or other jurisdiction of incorporation)


        1-5920                           13-6180473
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(Commission file number)       (IRS employer identification no.)



    130 LIBERTY STREET, NEW YORK, NEW YORK           10006
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    (Address of principal executive offices)      (Zip code)

Registrant's telephone number, including area code (212) 250-2500
                                                   --------------
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Item 2. Acquisition or Disposition of Assets
--------------------------------------------

        On September 1, 1997, Alex. Brown Incorporated ("ABI") merged into BT Alex. Brown Holdings Incorporated (formerly Voyager Merger Corporation), a wholly owned subsidiary of Bankers Trust New York Corporation (the "Corporation"). The merger agreement provided that each ABI common share will be exchanged for 0.83 shares of the Corporation's common stock on a tax free basis. The Corporation received an opinion of BT Wolfensohn, its indirect wholly owned subsidiary, that the exchange ratio was fair from a financial point of view to the Corporation. Attached as Exhibit 99.1 is a copy of a press release of the Corporation announcing the effectiveness of the merger. The Corporation's Registration Statement on Form S-4 (File No. 333-13061), which was declared effective on July 11, 1997, sets forth additional information regarding the merger, the Corporation and Alex. Brown Incorporated.



Item 7.  Financial Statements and Exhibits
------------------------------------------

C.   Exhibits

23.1    Consent of KPMG Peat Marwick LLP.

99.1    Press Release dated September 2, 1997.

99.2 The audited consolidated statements of financial condition of Alex. Brown Incorporated as of December 31, 1996 and December 31, 1995 and the related consolidated statements of earnings, cash flows and stockholders' equity for each of the years in the three-year period ended December 31, 1996.

99.3 Pro Forma Combined Financial Statements as of March 31, 1997, for the three months ended March 31, 1997 and 1996 and for the three years ended December 31, 1996. (This document is incorporated by reference to Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997).

99.4 Pro Forma Combined Financial Statements as of June 30, 1997, and for the six months ended June 30, 1997 and 1996. (This document is incorporated by reference to Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997).

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                           SIGNATURES



          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BANKERS TRUST NEW YORK CORPORATION



                              By  /s/ Gordon S. Calder, Jr.
                                  ---------------------------
                                    Gordon S. Calder, Jr.
                                    Assistant Secretary




September 4, 1997
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                      INDEX TO EXHIBITS

Item 7.  Financial Statements and Exhibits
------------------------------------------

C.   Exhibits

23.1    Consent of KPMG Peat Marwick LLP.

99.1    Press Release dated September 2, 1997.

99.2 The audited consolidated statements of financial condition of Alex. Brown Incorporated as of December 31, 1996 and December 31, 1995 and the related consolidated statements of earnings, cash flows and stockholders' equity for each of the years in the three-year period ended December 31, 1996.

99.3 Pro Forma Combined Financial Statements as of March 31, 1997, for the three months ended March 31, 1997 and 1996 and for the three years ended December 31, 1996. (This document is incorporated by reference to Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997).

99.4 Pro Forma Combined Financial Statements as of June 30, 1997, and for the six months ended June 30, 1997 and 1996. (This document is incorporated by reference to Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997).